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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934
                              --------------------

         Date of Report (Date of earliest event reported): June 6, 2002


                        THE DOE RUN RESOURCES CORPORATION
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)

                          NEW YORK 333-52285 13-1255630
       ---------------------------- --------------------------- ----------
       (State or other jurisdiction (Commission File Number) (IRS Employer
                    Of incorporation) Identification Number)

                 1801 PARK 270 DRIVE, ST. LOUIS, MISSOURI 63146
                 ---------------------------------------- -----
               (Address of principal executive offices) (Zip Code)

                             Registrant's telephone
                          number, including area code:

                                 (314) 453-7100
                           ---------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On June 6, 2002, The Doe Run Resources Corporation simultaneously commenced (a) a consensual cash tender offer pursuant to which it will spend up to $44,000,000 to purchase its outstanding 11.25% Senior Secured Notes due 2005, Series B; 11.25% Senior Notes due 2005, Series B; and Floating Interest Rate Senior Notes due 2003, Series B (collectively, the "Old Notes"), and (b) an exchange offer for the balance of the Old Notes (the "Offers"). Attached as an exhibit hereto is the Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation pursuant to which the Offers are being made. There can be no assurance that Doe Run will be able to consummate the Offers or any of the other transactions described in the Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation successfully.

EXHIBITS

         99.1 Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation dated June 6, 2002.


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         Forward-looking statements in this Form 8-K (and the exhibit attached hereto) are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expect," "anticipate," "intend," "believe," "foresee" and similar expressions are intended to identify such forward-looking statements; however, this Form 8-K (and the exhibit attached hereto) also contains other forward-looking statements. Doe Run cautions that there are various important factors that could cause actual events to differ materially from those indicated in the forward-looking statements; accordingly, there can be no assurance that such indicated events will occur. Among such factors are: the involvement of Doe Run's secured and unsecured creditors in any restructuring negotiations; competitive pressure in Doe Run's market; business conditions in the mining and lead industry generally; general economic conditions and the risk factors detailed in the Exchange Offer, Cash Offer, Consent Solicitation and Senior Loan Participation and otherwise from time to time in Doe Run's periodic reports filed with the Securities and Exchange Commission. By making these forward-looking statements, Doe Run does not undertake to update them in any manner except as may be required by the Securities and Exchange Commission under federal laws.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           THE DOE RUN RESOURCES CORPORATION

                                      By:  /s/ MARVIN KAISER
                                           ------------------------------------
                                      Name:  Marvin Kaiser
                                      Title: Executive Vice President and Chief
                                             Financial and Administrative
                                             Officer


Date: June 6, 2002